UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            Form 8-K

                         Current Report
    Pursuant to section 13 or 15(D) of the Securities Act of
                              1934

  Date of Report (Date of earliest event reported): November 22, 2011
                                                    ------------------

                 Dynasil Corporation of America
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     (Exact name of registrant as specified in its charter)

       Delaware                                     22-1734088
       -----------                                  ----------
  (State or other                                  (IRS Employer
  jurisdiction of incorporation)                 Identification No.)


              44 Hunt Street, Watertown, MA 02472
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            (Address of principal executive offices)


                         (617)- 668-6855
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      (Registrant's telephone number, including area code)
                      Not Applicable
       ______________________________________________
(Former name or former address, if changed since last report)


  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Item 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

       On November 22, 2011, the Board of Directors of Dynasil Corporation of America ("Dynasil" or the "Company") promoted Steven K. Ruggieri to President and Chief Executive Officer of Dynasil effective immediately. The Board of Directors also elected Mr. Ruggieri a Director of the Company. Mr. Ruggieri, age 60, has served as President of Dynasil since May 17, 2011 when he succeeded Craig T. Dunham. The press release announcing this change is attached as Exhibit 99.1. The terms of Mr. Ruggieri's employment and compensation will continue to be governed by his Employment Letter, dated April 13, 2011 and filed with the Company's Form 8-K dated April 19, 2011.

  ITEM 9.01 Financial Statements and Exhibits.

  (d) Exhibits

  Exhibit 99.1 Press release, dated November 29, 2011, issued by Dynasil Corporation of America

                           SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              DYNASIL CORPORATION OF AMERICA

  Date: November 29, 2011       By:  /s/ Steven K. Ruggieri
                              -----------------------------

                               Steven K. Ruggieri
                               President and CEO

                          EXHIBIT INDEX

  Exhibit 99.1 Press release, dated November 29, 2011, issued by Dynasil Corporation of America